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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                         July 11, 2001 (June 29, 2001)


                             ROCKWELL COLLINS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  1-16445                52-2314475
  (State or other jurisdiction   (Commission   (IRS Employer Identification No.)
   of incorporation)             File Number)


  400 Collins Road NE, Cedar Rapids, Iowa                         52498
  (Address of principal executive offices)                      (Zip code)




Registrant's telephone number, including area code:             (319) 295-1000




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

                  On June 29, 2001, Rockwell International Corporation ("Rockwell"), then the sole shareowner of Rockwell Collins, Inc. ("Registrant"), distributed all of the outstanding shares of common stock, par value $.01 per share, of Registrant, including the preferred share purchase rights associated with such common stock (collectively, "Rockwell Collins Common Stock"), to the holders of shares of common stock, par value $1 per share, of Rockwell. Registrant began operations as an independent, separately traded, publicly-held company on June 30, 2001.

                  The Distribution was made without the payment of any consideration or the exchange of any shares by Rockwell's shareowners. In the Distribution, Rockwell shareowners received one share of Rockwell Collins Common Stock for each share of Rockwell common stock held of record as of the close of business on June 15, 2001. Ownership of Rockwell Collins Common Stock was registered in book-entry form and each Rockwell shareowner will receive a stock distribution statement indicating the number of shares of Rockwell Collins Common Stock that has been credited to the shareowner.

                  In connection with the Distribution, on June 29, 2001 Registrant, Rockwell and Rockwell Scientific Company LLC entered into a Distribution Agreement and an Employee Matters Agreement, which are filed herewith as Exhibits 2.1 and 2.2, respectively. In addition, Registrant and Rockwell entered into a Tax Allocation Agreement, which is filed herewith as
Exhibit 2.3.

                  As previously announced by Rockwell, Rockwell received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Rockwell shareowners for United States federal income tax purposes.

                  In connection with the Distribution, Rockwell Collins Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Rockwell Collins Common Stock commenced on the New York Stock Exchange on June 15, 2001 under the trading symbol "COL WI". Rockwell Collins Common Stock began trading "regular way" on the New York Stock Exchange on July 2, 2001 under the trading symbol "COL".

                  The Distribution is more fully described in Registrant's Information Statement dated June 14, 2001 (the "Information Statement"), which constitutes part of Registrant's Registration Statement on Form 10, as amended (File No. 1-16445). The Information Statement, which was mailed to Rockwell shareowners, also contains financial statements and other information regarding Registrant and its business.

                               (Page 2 of 5 Pages)


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.


(c) Exhibits.

        2.1 Distribution Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and Rockwell Scientific Company LLC.

        2.2 Employee Matters Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and Rockwell Scientific Company LLC.

        2.3 Tax Allocation Agreement dated as of June 29, 2001 by and between Rockwell International Corporation and Rockwell Collins, Inc.

        3.1 Restated Certificate of Incorporation of Rockwell Collins, Inc., filed as Exhibit 4.1 to Registrant's Registration Statement on Form S-8 (No. 333-63100), is incorporated herein by reference.

        3.2               Amended By-Laws of Rockwell Collins, Inc., filed as
                          Exhibit 4.2 to Registrant's Registration Statement on Form S-8 (No. 333-63100), is incorporated herein by reference.

        4.1 Rights Agreement dated as of June 28, 2001 by and between Rockwell Collins, Inc. and Mellon Investor Services LLC, as Rights Agent.


                               (Page 3 of 5 Pages)
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ROCKWELL COLLINS, INC.
                                                (Registrant)




                                            By:  /s/ Lawrence A. Erickson
                                                 -------------------------------
                                                     Lawrence A. Erickson
                                                     Senior Vice President and
                                                      Chief Financial Officer


Dated: July 11, 2001

                               (Page 4 of 5 Pages)
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                                  EXHIBIT INDEX

 Exhibit                          Description                                       Sequentially
 Number                           -----------                                       Numbered Page
 ------                                                                             -------------


   2.1 Distribution Agreement dated as of June 29, 2001 by and among Rockwell International Corporation, Rockwell Collins, Inc. and
               Rockwell Scientific Company LLC.

   2.2         Employee Matters Agreement dated as of June 29, 2001 by and among
               Rockwell International Corporation, Rockwell Collins, Inc. and
               Rockwell Scientific Company LLC.

   2.3 Tax Allocation Agreement dated as of June 29, 2001 by and between Rockwell International Corporation and Rockwell Collins,
               Inc.

   3.1 Restated Certificate of Incorporation of Rockwell Collins, Inc., filed as Exhibit 4.1 to Registrant's Registration Statement on
               Form S-8 (No. 333-63100), is incorporated herein by reference.

   3.2         Amended By-Laws of Rockwell Collins, Inc., filed as Exhibit 4.2 to Registrant's Registration Statement on Form S-8
               (No. 333-63100), is incorporated herein by reference.

   4.1 Rights Agreement dated as of June 28, 2001 by and between Rockwell Collins, Inc. and Mellon Investor Services LLC, as
               Rights Agent.



                               (Page 5 of 5 Pages)